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                           [iVillage Inc. Letterhead]


To:    Selling Stockholder
From   iVillage Inc.
Date:  April 13, 2004

       Re:  Registration Statement on Form S-3

Dear Selling Stockholder:

As you know, iVillage, Inc. (the "Company") contemplates filing a shelf registration statement on Form S-3 (the "Registration Statement"), which Registration Statement registers up to $125,000,000 of the Company's common stock, par value $0.01 per share (the "Common Stock") and the resale of up to 1,635,110 shares of the Company's Common Stock that are either presently outstanding or that are issuable upon the exercise of options (collectively, the "Shares"), a portion of which Shares are held by you and other stockholders and optionees of the Company (each, a "Selling Stockholder" and together, the "Selling Stockholders").

In connection with the Company's inclusion on the Registration Statement of the Shares held by the undersigned, the undersigned Selling Stockholder hereby agrees that he or she will not sell any of the Shares pursuant to the Registration statement without the prior written consent of the Company, which consent may be withheld for any reason or no reason. The undersigned Selling Stockholder further agrees that in connection with any underwritten offering, he or she will not sell more than 50% of the Shares listed adjacent to such Selling Stockholder's name in the column entitled "Number of Shares Offered" contained in the table under the heading Selling Stockholders contained in the prospectus which forms a part of the Registration Statement; provided, however, that the undersigned may sell the balance of such Shares if (a) the underwriter elects to exercise its over-allotment option, and (b) the lead underwriter and the Company each consent to the inclusion of such additional Shares held by the Selling Stockholder in such over-allotment option. Notwithstanding the foregoing, the undersigned shall not be restricted from selling any of the Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), other than by the normal conditions and requirements thereof.

The undersigned Selling Stockholder understands that the Company shall not be required to include any of the undersigned's Shares as part of an underwritten offering under the Registration Statement, unless the undersigned accepts the terms of the underwriting as agreed upon by the underwriter and the Company and executes and delivers (a) an underwriting agreement as required by the underwriters, (b) customary selling stockholder agreements and powers of attorney with the underwriters, (c) any lock-up agreement as required by the underwriters, and (d) such other documents, agreements and certificates as may be required by the underwriters, their counsel or the Company. In addition, the undersigned further understands and acknowledges that the Company shall be required to include in such underwritten offering only that number of Shares which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the Shares so included shall be apportioned pro rata among the Selling Stockholders according to the total amount of securities entitled to be included therein owned by each Selling Stockholder or in such other proportions as shall mutually be agreed to by and among such Selling Stockholders).


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The undersigned Selling Stockholder further understands and acknowledges that this letter agreement does not create any obligation on the part of the Company to maintain the effectiveness of the Registration Statement for any period of time, and that the Company may, at its sole discretion, withdraw the Registration Statement and terminate its effectiveness.

In connection with any underwritten offering under the Registration Statement, which includes the Shares, the Company hereby agrees to pay all expenses of the Selling Stockholders related to such offering, including legal expenses of a single counsel for the Selling Stockholders.

Please indicate your agreement with the terms of this letter agreement by executing below.

SELLING STOCKHOLDER:


____________________________________________

Name: ______________________________________



                                  Accepted and agreed:

                                  iVillage Inc.

                                  By:    _______________________________________

                                  Name:  _______________________________________

                                  Title: _______________________________________


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